LASER-PACIFIC MEDIA CORPORATION
                                               809 N. Cahuenga Blvd.
                                            Hollywood, California 90038
                                                  (213) 462-6266

                                                  PROXY STATEMENT


                                          ANNUAL MEETING OF STOCKHOLDERS
                                                   June 11, 1997


                                                   INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of the accompanying proxy by the Board of Directors of Laser-Pacific Media Corporation, a Delaware corporation ("the Company"), for use at the annual meeting of stockholders of the Company (the "Annual Meeting") to be held at the Hollywood Roosevelt Hotel, 7000 Hollywood Blvd., Hollywood, CA 90028 on June 11, 1997 at 3:00 p.m. and at any adjournments thereof, for the purposes set forth in the attached Notice of Annual Meeting of Stockholders. The accompanying proxy names James R. Parks as proxy holder for purposes of the Annual Meeting.

     All shares of common stock of the Company ("Common Stock") represented by a properly completed proxy received in time for the Annual Meeting will be voted by the proxy holders in accordance with the instructions contained therein. If instructions are not given in the proxy, it will be voted "FOR" the election of the directors nominated as set forth under "Election of Directors" below and "FOR" the adoption of the 1997 Stock Options Plan. With respect to any other item of business that may come before the Annual Meeting, the proxy holders will vote the proxy in accordance with their best judgment. Any stockholder who returns a proxy has the right to revoke it at any time before it is exercised by attending the Annual Meeting and voting in person, by delivering a writing to the Company stating that the proxy is revoked or by executing and delivering to the Secretary of the Company a duly executed proxy bearing a later date than the enclosed proxy.

     This Proxy Statement, together with the accompanying proxy, is first being mailed to the Company's stockholders on or about May 9, 1997, to the Company's stockholders of record at the close of business on May 6, 1997

     The Company's principal executive offices are located at 809 North Cahuenga Boulevard, Hollywood, California 90038
                                                 VOTING SECURITIES

     The Company has one class of stock outstanding, designated Common Stock, with a par value of $.0001. Each share of Common Stock is entitled to one vote on each matter to be voted on at the Annual Meeting, except as described under "Election of Directors," below. Only stockholders of record at the close of business on May 6, 1997 are entitled to notice of and to vote at the Annual
Meeting. As of April 30, 1997 there were 7,128,172 shares of Common stock outstanding. A majority of the outstanding shares of Common Stock must be present in person or by proxy at the Annual Meeting to constitute a quorum for the transaction of business.

                                                    PROPOSAL 1
                                               ELECTION OF DIRECTORS


Voting

     The Company is incorporated in the State of Delaware and neither the laws of that state nor the Certificate of Incorporation of the Company requires cumulative voting in the election of the Board of Directors. However, under certain circumstances, as set forth in Section 2115 of California Corporations Code, stockholders may be entitled to cumulate their votes. While it is unclear whether or not the provisions of Section 2115 apply to the Company, the Board of Directors has determined that stockholders may cumulate their votes with respect to the election of directors for the Company if one or more stockholders gives notice at the Annual Meeting, prior to voting, of an intention to cumulate votes for a nominated director. A stockholder may cumulate votes by casting for the election of one nominee a number of votes equal to the number of directors to be elected multiplied by the number of votes to which his shares are entitled, or by distributing his votes on the same principle among as many candidates as he sees fit. If a proxy is marked "FOR" the election of directors, it may, at the discretion of the proxy holders, be voted cumulatively in the election of directors. If cumulative voting is utilized, the proxy holders intend to distribute the votes represented by each proxy, unless such authority is withheld, among the four nominees named, in such proportion as they see fit. Nominees receiving the highest number of affirmative votes cast, up to the number of directors to be elected, will be elected as directors.

Nominees

     Four directors are to be elected at the Annual Meeting, each to hold office until the next annual meeting and until his respective successor is elected and qualified. The Board of Directors has nominated for election as directors the four persons named below, all of whom are incumbent directors. All of these nominees have consented to being named herein and have indicated their intention to serve as directors of the Company, if elected. If any of such nominees should be unable or should decline to serve, the discretionary authority provided in the proxies received will be exercised to vote for a substitute nominee or nominees of the Board of Directors, unless otherwise instructed. Unless otherwise directed in the accompanying proxy, the persons named therein will vote for the election of the four nominees listed below. The Board of Directors has no reason to believe that any substitute nominee will be required.

     The following table sets forth certain information as of April 30, 1997, with respect to the Board's nominees:
                                            Director

Name                Age Since Position with Company
James R.Parks(1)(3) 46  1984  Chairman of the Board and Chief Executive Officer
Emory M.Cohen (1)(3)54  1983  President, Chief Operating Officer and Director
Ronald Zimmerman (2)57  1996  Director
Cornelius P.McCarthyIII(2)
                    37  1996  Director

(1) Includes service as a director of a predecessor corporation.
(2) Member of the Audit Committee.
(3) Member of the Stock Option Plan Committee.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES NAMED. PROXIES RETURNED TO THE COMPANY WILL BE VOTED "FOR" THE NOMINEES NAMED UNLESS OTHERWISE INSTRUCTED.



Biographical Information

     The following biographical information is furnished with respect to the Company's directors:

        James R. Parks was a director of Spectra Image Inc. ("Spectra Image") from July 1984 until its merger (the "Combination") with Pacific Video, Inc. ("Pacific Video") to form the Company in 1990, and since then has been a director of the Company. Mr. Parks has been Chairman of the Board and Chief Executive Officer of the Company since March of 1994. Since 1978, Mr. Parks has been a member of Parks, Palmer, Turner & Yemenidjian, certified public accountants. During the last six years Mr. Parks has been actively involved in performing financial turnarounds on various real estate projects. As part of that activity, Mr. Parks was an officer of a corporation that was co-general partner of several limited partnerships owning real estate which filed for reorganization under Chapter 11 of the Federal Bankruptcy Law. All of the partnerships filing pre-1995 Chapter petitions have been reorganized and emerged from Chapter 11. In 1995, a partnership in which Mr. Parks was an officer of the corporate general partner and which held real property, filed for reorganization under Chapter 11. In 1996, the reorganization was dismissed and the Property was sold. Mr. Parks was a director of Olympic National Bank ("ONB"), which went into receivership with the FDIC. The assets of ONB were subsequently sold to Western Bank, a Los Angeles based financial institution.

        Emory M. Cohen is the Company's President and Chief Operating Officer and a director and has held such positions since the Combination. Previously, he was President and Chief Operating Officer of Pacific Video from May 1983 until the Combination. From 1963 until February 1978, Mr. Cohen was employed by Glen Glenn Sound, a leading motion picture and television sound recording company. He served in many different capacities at Glen Glenn Sound. From 1974 to 1978, he held the position of Vice President-Operations. In 1978, he joined Compact Video, where he became Group Vice President-Service Companies, as well as President of Compact Video Services, Inc. and of Image Transform, Inc., both Compact Video subsidiaries. Mr. Cohen received a motion picture Academy Award in 1978 for inventing a system that applies electronic and videotape technology to motion picture post-production sound recording and an Emmy Award in 1989 in connection with the Company's Electronic Laboratory(TM).

         Ronald Zimmerman has served as a director of the Company since October 1996. Mr. Zimmerman is a self-employed financial advisor and businessman. From 1986 to 1994 he served as Director, Senior Vice President and Chief Financial Officer of the Todd-AO Corporation.

         Cornelius P. McCarthy III has served as a director of the Company since October 1996. Since December, 1996, Mr. McCarthy has been employed as an investment banker with Pennsylvania Merchant Group, Ltd. as Senior Vice President. Mr. McCarthy has served in similar capacities with Laidlaw and Company, November, 1993 to December, 1996, McCarthy and Company (January 1993 to November 1993) and Kemper Securities (1988-1992). Mr. McCarthy currently serves on the Boards of Directors of Bonded Motors, Inc. and Phoenix International Life Sciences, Inc.


        No family relationships exist between any of the officers or directors of the Company.

                                                EXECUTIVE OFFICERS

        Officers are appointed by the Board of Directors of the Company. Information with respect to Messrs.. James R. Parks (Chairman of the Board and Chief Executive Officer) and Emory M. Cohen (President and Chief Operating Officer) is set forth above. Information with respect to Leon D. Silverman, Robert McClain and Randolph D. Blim is set forth below:

Name                       Age                    Position with Company

Leon D. Silverman          42                     Executive Vice President

Randolph D. Blim           50                     Senior Vice President

Robert McClain             49                     Chief Financial Officer
                                                  Vice President and Secretary

        Leon D. Silverman has served as Executive Vice President since the Combination. He was Pacific Video's Vice President of Marketing and Sales from 1982 until the Combination. Previous to joining Pacific Video, he was Director of Marketing and Sales at Compact Video Services, Inc., a subsidiary of Compact Video. Mr. Silverman is a Founding Member of the Technology Council of the Television and Motion Picture Industry and currently serves as Secretary of its Executive Committee. In addition, he currently serves on the Board of Directors of the International Teleproduction Society.

        Randolph D. Blim has been the Senior Vice President of Engineering since the Combination. He was Vice President of Engineering for Pacific Video and Pacific Video Industries, Inc. (a predecessor company of Pacific Video) from 1972 until the Combination. During the period 1982-1984 Mr. Blim served as a consultant to the American Broadcasting Company providing design services for the 1984 Los Angeles Summer Olympic Games. From 1969 to 1972 he was employed by ABC, working on special camera and engineering projects for ABC's Wide World of Sports. From 1966 to 1969 he was Director of Engineering for TelWest Productions, and Seros Mobile Videotape Productions, both television facilities companies. Mr. Blim was awarded an Emmy in 1989 for Outstanding Achievment in Engineering Development in connection with the Company's Electronic Laboratory(TM).

        Robert McClain became Chief Financial Officer in November 1994. He was employed by Arthur Andersen and Co. from 1975 through 1978. He was a Senior Accountant and a Certified Public Accountant when he left. He was employed at TRE Corporation, a diversified manufacturing company, from 1978 through 1987 where he served in various capacities ranging from Director of Taxation and Insurance to Assistant to the CEO, leaving when TRE was acquired by ALCOA Aluminum Corp. He was employed by Memtech Technology Corp., a manufacturer of computer memory, as General Manager and CFO from 1987 through 1991 and by Betson Pacific, a video game developer and distributor, as CFO and Director of Operations from 1992 through November 1994 when he left to join Laser-Pacific. Mr.
McClain is a Director of the Orange County Chapter of the American Red Cross.

                                                BOARD OF DIRECTORS
Committees
     The Company has two standing committees of the Board of Directors, the Audit Committee and the Stock Option Plan Committee. The Audit Committee met once during 1994 and once in March 1996. The principal duties of the Audit Committee are to approve selection and engagement of independent auditors and review with them the plan and scope of their audit for each year, the results of such audit when completed and their fees for services performed. Mr. Zimmerman and Mr. McCarthy became members of the Audit Committee in November of 1996, and are currently the sole members of the Audit Committee.

        The principal duty of the Stock Option Plan Committee is to administer the Company's stock option plan. James R. Parks and Emory M. Cohen are the sole appointed members of this committee. The Stock Option Plan Committee did not meet in 1996.

Attendance and Compensation
         During the year ended December 31, 1996, the Board of Directors of the Company met ten times. Each of the directors attended at least 90% of all of the meetings of the Board of Directors. Directors who are not officers or employees of the Company receive $1,000 per month.

Delinquent Filings

        Based solely on a review of forms 3 and 4 and any amendments thereto furnished to the Company pursuant to Rule 16a-3 (e) under the Securities Exchange Act of 1934, or representations that no Forms 5 were required, the Company believes that with respect to fiscal 1995, its officers, directors and beneficial owners of more than 10% of its equity timely complied with all applicable Section 16 (a) filing requirements, with the following exceptions:

Mr. McCarthy and Mr. Zimmerman did not timely file Form 3 upon being appointed to the Board of Directors in October of 1996, and did not timely file Form 4 upon the issuance of options in November of 1996. The delinquent reports were filed on April 3, 1997.

                                                    PROPOSAL 2
                                      Approval of the 1997 Stock Options Plan

         The 1997 Stock Option Plan (the "Option Plan") was adopted by the Board of Directors (the "Board") of the Company on April 2, 1997, subject to approval of the Option Plan by the Company's stockholders at the Annual Meeting. The purpose of the Option Plan is to provide participating officers, other key employees, directors and consultants with added incentives for high levels of performance and to encourage investment in the Company's common stock by such persons, thereby increasing their personal interest in the continued success and progress of the Company.

         In general, options granted under the Option Plan are intended to be either incentive stock options ("ISOs") qualifying for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified stock options ("NSOs") not entitled to any special tax treatment under the Code. The Option Plan is attached hereto as Exhibit A. Some of the more important features are summarized below, but the summary is qualified in its entirety by express reference to the terms of the Option Plan attached hereto.

         Shares Subject to Options; Changes in Corporate Structure: Subject to adjustment as hereinafter provided, no more than 500,000 shares of the Company's common stock may be issued pursuant to options granted under the Option Plan. Shares subject to lapsed or terminated options will be available for future options. If any change is made in the stock subject to the Option Plan (through merger, consolidation, reorganization, stock split, combination of shares, exchange of shares or other change in the corporate structure of the Company effected without the receipt of consideration), such adjustment shall be made as to the maximum number and class of shares subject to the Option Plan, and the number, class and option price of shares subject to options granted under the Option Plan, as may be determined to be appropriate by the Board or the Committee (as defined below). In the event of a merger or consolidation in which the Company is not the surviving corporation, or upon the sale of all or substantially all of the assets of the Company, options outstanding at the time of such event shall become exercisable (unless the Board or Committee determines to accelerate the exercise of such options) for the same consideration that a Company stockholder becomes entitled to receive (less the per share exercise price) pursuant to such corporate reorganization or sale of assets.

         Administration of Option Plan: The Option Plan is to be administered by the Board, who may delegate administration to a committee composed solely of no fewer than two (2) non-employee directors of the Company (the "Committee"). The Board or Committee will designate the participants, the number of shares to be optioned to them, the option price and the term of each option. Each ISO and NSO granted pursuant to the Option Plan shall be authorized by action of the Board or the Committee and shall be evidenced by a separate written agreement with each participant.

         Eligible Participants: Officers, other key employees, directors and consultants of the Company will be eligible for options. Although it is not possible at the present time to determine which individuals may be granted options in the future under the Option Plan, it is expected that such determination will be made primarily on the basis of an individual's present and potential contribution to the management and development of the Company's business, taking into consideration any previous option grants to such individual. Only employees of the Company (including officers and directors who are also employees) shall be eligible to receive ISOs. Directors and consultants who are not full-time officers or employees will not be eligible to receive ISOs, but may be granted NSOs. The Company currently has two (2) non-employee directors and approximately 180 employees (including officers and directors).

         Option Price: The price at which shares may be purchased upon exercise of an option must be at least 100% (110% in the case of an ISO granted to "a more than 10% stockholder") of the fair market value of the Company's common stock on the date the option is granted.




         Maximum Exercisable Amount: The aggregate fair market value (determined at the time of grant) of the shares with respect to which ISOs are exercisable for the first time by an employee during any calendar year (under all incentive stock option plans of the Company) shall not exceed $100,000. No comparable limit applies with respect to NSOs.

         Term of Options: No option may be granted under the Option Plan after April 1, 2007. The term of ISOs and NSOs shall not exceed ten years (five years in the case of an ISO granted to "a more than 10% stockholder"). Exercisable options granted under the Option Plan generally terminate thirty (30) days after an ISO optionee ceases to be employed by the Company or a NSO optionee ceases to be a director, officer or employee of the Company. However, in the event of the death or disability of an optionee, the period for exercise shall be extended for up to one (1) year following such optionee's death or disability. Upon termination of an optionee's employment or a non-employee's status as a director, all options which are not exercisable as provided above shall terminate.

         Company's Repurchase Right: If shares of the Company's common stock are no longer publicly tradeable, then, unless the Board or Committee determines otherwise, the Company shall have the right to repurchase any shares received upon exercise of an option following an optionee's termination of employment by notice to optionee given within ninety (90) days after such termination of employment.

         Exercise of Options: Each option will be exercisable at such time or times with respect to such number of shares as shall be fixed by the Board or Committee. Options granted under the Option Plan may become exercisable in cumulative increments ("vest") as determined by the Board or Committee. When exercising options, optionees may pay the exercise price either in cash or, if the option agreement so provides, in shares of the Company's common stock, by surrender of options previously granted or any combination thereof. Shares of the Company's common stock used to exercise an option will be valued at their fair market value on the day the option is exercised. The difference between the exercise price and fair market value of the stock subject to any surrendered options on the day the option is exercised shall be equal to the option price of the shares being purchased. The Board or Committee may also provide for "reload options" pursuant to which an optionee who surrenders stock or options in payment for shares of the Company's common stock will acquire new options, which may be ISOs or NSOs, for the number of shares and options surrendered. Options are not transferable by an optionee except by will, the laws of descent and distribution or pursuant to a qualified domestic relations order. During an optionee's lifetime, an ISO option is exercisable only by the optionee (or by a holder acquiring the shares pursuant to a qualified domestic relations order).

         Amendment of Plan: The Board may suspend, amend or terminate the Option Plan, but may not, without the prior approval of the stockholders: (1) make any material change in the eligible employees as defined in the Option Plan; (b) increase the total number of shares or maximum term for which options may be granted; or (c) change any provision of the Option Plan which would affect the qualification of ISOs as "incentive stock options" under the Code. Thus, the Board will have the power to alter the Option Plan in a number of ways, some of which could be significant, without obtaining stockholder approval.

         Federal Tax Consequences of Plan: The principal federal income tax consequences of participation in the Option Plan, in general, are as follows:

         A.       ISOs

                  1. No income will be recognized by an optionee at the time of grant of an ISO or upon its exercise for regular income tax purposes.

                  2. An optionee's basis for the stock acquired upon the exercise of an ISO ("ISO stock") will be equal to the price paid for the stock. See paragraph A.8 below for rules relating to the determination of basis when ISO stock is acquired in exchange for previously owned shares.




                  3. The excess of the fair market value of the ISO stock over the exercise price will be treated as an item of tax preference for purposes of computing the alternative minimum tax in the year in which the option is exercised.

                  4. The holding period for the ISO stock will commence upon the date the ISO is exercised.

                  5. Upon the sale of ISO stock by an optionee who has held such ISO stock for at least (i) two years after the date on which the ISO was granted, and (ii) one year after the date on which the ISO stock was transferred to the optionee ("Special Holding Period"), the selling optionee will recognize long-term capital gain (or loss) in the amount by which the sales price exceeds (or is less than) the adjusted basis of the ISO stock. Any resulting gain will not be an item of tax preference; however, for purposes of determining alternative minimum tax, the basis of ISO stock will include the amount treated as an item of tax preference for the year in which the ISO was exercised. The foregoing Special Holding Period requirement does not apply to the exercise of an ISO after the death of an optionee by the optionee's estate or heirs.

                  6. Except in the case of a "Disqualifying Disposition, " as defined in paragraph A.7, below, the Company receives no income tax deduction on the grant or exercise of an ISO.

                  7. Any sale or other  disposition  of ISO  stock  prior to the satisfaction of the Special Holding Period is generally a "Disqualifying Disposition." A Disqualifying Disposition has the following income tax consequences to the optionee and the Company in the year of such Disqualifying
Disposition:

                           (a)      Generally,  the optionee will recognize
compensation income in an amount equal to the excess of the fair market value of the ISO stock on the exercise date over the option price. If the Disqualifying Disposition is for a price which is less than the fair market value of the ISO stock on the exercise date, compensation income is reduced to the difference between the disposition price and the option price. If the Disqualifying Disposition results in a loss, i.e., the amount received in the Disqualifying Disposition is less than the option price, there is no compensation income.

                           (b)      In  addition,  the  optionee  will
recognize capital gain income in an amount equal to the excess of the cash and fair market value of the other property received in the Disqualifying Disposition over the fair market value of the ISO stock on the exercise date. The capital gain will be treated as long-term capital gain if the ISO stock is held for more than one year prior to the Disqualifying Disposition. In all other events, the capital gain will be treated as short-term capital gain. If the selling optionee recognizes a loss because the sale price is less than the adjusted basis in the stock, the character of the loss will be long-term if the ISO stock is held for more than one year after its acquisition. In all other events, such capital loss shall be treated as short-term capital loss.

                           (c)      The  Company  will  deduct  as
compensation expense an amount equal to the compensation income recognized by the optionee.

                  8. If the ISO stock is acquired in exchange for shares of the Company's common stock previously acquired by an optionee, no income will be recognized by the optionee at the time of the exchange, but the optionee will be treated as having received two blocks of stock. To the extent that the total fair market value of the ISO stock received exceeds the fair market value of the Company's common stock surrendered (the shares constituting such excess fair market value being herein referred to as "Spread Shares"), it is possible that the Internal Revenue Service will contend that the price paid for the Spread Shares is zero, that an optionee's basis in the Spread Shares is therefore zero, and that the optionee's holding period in the Spread Shares commences on the date he exercises the option. The remaining shares will have a basis equal to the basis of the Company's common stock surrendered and a holding period which includes the period the Company's common stock surrendered was held. No regulations have been issued by the Treasury on this issue, and it may be reasonable for the holder of the ISO stock to take the position that the basis of the Company's common stock surrendered be allocated pro-rata to all of the ISO stock received and that all shares have a "carryover" holding period, including the period the Company's common stock surrendered was held. The surrender of old ISO stock in exchange for a new ISO stock pursuant to the exercise of an ISO is not a Disqualifying Disposition.

                  9. If the ISO stock is acquired for surrender of options held by the optionee, the optionee will have compensation income equal to the difference between the exercise price and the fair market value of the stock subject to the surrendered options. The optionee is then treated as having acquired the ISO stock for an equivalent amount of cash.

         B.       NSOs

                  1. No income will be recognized by an optionee at the time of grant of a NSO.

                  2. At the time of exercise of a NSO, compensation income will be recognized by the optionee in an amount equal to the excess of the fair market value of the acquired stock ("NSO stock") on the exercise date over the option price.

                  3. If the disposition of the NSO stock is restricted by applicable securities laws for a period of time, then no income will be recognized by such optionee until the expiration of the time period of such restrictions. At that time, the option holder will recognize gain in an amount equal to the excess of the fair market value of the NSO stock on the date the restriction expires over the option price. However, the option holder of the restricted stock may elect to recognize ordinary income upon the exercise of the NSO (as described in paragraph 2 above) rather than on the date the restriction expires.

                  4. The amount of income recognized by the optionee upon exercise of a NSO will be deductible by the Company in the taxable year in which ordinary income is recognized by the optionee.

                  5. An optionee's basis for the NSO stock will be the option price plus any amount recognized as ordinary income by reason of the exercise of the NSO, or upon expiration of the restriction under Section 16(b) of the Securities Exchange Act of 1934 (the "1934 Act").

                  6. The holding period for the NSO stock will commence on the later of (i) the day after the NSO stock is transferred to the optionee, or (ii) with respect to an optionee whose shares are subject to a restriction under
Section 16(b) of the 1934 Act, the day after the date the restriction expires, unless the option holder elects to recognize ordinary income upon exercise of the NSO, in which event the holding period will commence on the day after the NSO stock is transferred to the optionee.

                  7. Upon the sale of NSO stock, capital gain (or capital loss) will be recognized by the optionee in the amount by which the sales price exceeds (or is less than) the adjusted basis of the stock. The gain (or loss) will be long-term or short-term capital gain (or loss), depending on the holding period for the stock. NSO stock held for more than one year will give rise to long-term capital gain (or loss).

                  8. If NSO stock is acquired in exchange for shares of the Company's common stock previously acquired by an optionee, the optionee will be treated as having received two blocks of stock. To the extent that the total fair market value of the NSO stock received exceeds the fair market value of the Company's common stock surrendered (a number of shares having a fair market value equal to the excess being referred to as the "Spread Shares"), an optionee must include in gross income the fair market value of the Spread Shares as compensation income. The optionee's basis in the Spread Shares will be equal to the amount included in gross income and the holding period will commence on the day after the NSO stock is transferred to the optionee. The optionee will recognize no gain or loss with respect to the remaining shares which will have a basis equal to the basis of the Company's common stock surrendered and a holding period which includes the period the Company's common stock surrendered was held.

                  9. If NSO stock is acquired for surrender of options held by the optionee, the optionee will have compensation income equal to the difference between the exercise price and the fair market value of the stock subject to the surrendered options. The optionee is then treated as having acquired the NSO stock for an equivalent amount of cash.


         C.       Withholding Taxes

         To the extent that any amount recognized by an optionee upon exercise of an option or upon a Disqualifying Disposition is subject to withholding for income and employment tax purposes, the Company may require the optionee to pay, in addition to the amount required to exercise the option, the appropriate amount of withholding, or the Company may withhold such amount from the optionee's other compensation.

         [For a description of prior option plans of the Company, see "Executive Compensation - Stock Option Plans"]

         Stockholders are requested in this Proposal 2 to approve the Option Plan. The affirmative vote by the holders of at least a majority of the shares of the Company's common stock present in person or represented by proxy at the 1997 Annual Meeting and entitled to vote on the proposal is required for approval of the Option Plan. Unless instructed otherwise, it is the intention of the persons named in the accompanying form of proxy to vote shares represented by properly executed proxies "FOR" approval of the Option Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2

                                              EXECUTIVE COMPENSATION

         Under rules adopted by the Securities and Exchange Commission (the "SEC") in October 1992, the Company is required to provide certain data and information relating to the compensation and benefits provided to the Company's chief executive officer and the four other most highly compensated executive officers of the Company at the end of 1996, a report furnished by the Company's Board of Directors regarding executive compensation, and certain information regarding the performance of the Company's Common Stock.

Report of the Board of Directors on Executive Compensation

         The Board of Directors is responsible for reviewing benefits and compensation for all of the Company's officers. The Board's executive compensation policies are designed to enhance the financial performance of the Company, and thus stockholder value, by significantly aligning the financial interest of the key executives with those of stockholders

         The executive compensation program is viewed in total considering all of the component parts: base salary and long-term incentive compensation in the form of restricted stock awards and stock options. In evaluating the performance and setting the base salary and incentive compensation of the executive officers, the Board considers, in the aggregate, the following factors: industry factors, taking into account compensation paid by competitors and the amount required to be paid by the Company to retain key employees, the progress made by the Company in the growth of business, performance of the Company's stock and the Company's overall financial performance

     The Board of Directors did not award any performance bonuses for the fiscal year ended December 31, 1996.

     Following is a summary of the current compensation of the Chief Executive Officer of the Company and the four other most highly compensated executive officers of the Company.

         James R. Parks is currently employed by the Company at an annual salary of $208,000. Mr. Parks is not employed pursuant to a written agreement, but serves at the discretion of and on terms determined by the Board of Directors.

        Emory M. Cohen has a five-year employment agreement with the Company, entered into as of May 15, 1990, which has no termination date but is terminable upon five years' written notice or upon 30 days notice for cause, as defined. Under the terms of the agreement, Mr. Cohen is entitled to a minimum annual salary of $350,000, subject to adjustment if the cost of living increases more than 10 percent in any year, with a bonus in an amount to be determined by the Board of Directors, and he is entitled to other specified benefits such as an automobile, reimbursement of expenses, and health, life and disability insurance. In the event of a change in control of the Company, Mr. Cohen shall be entitled to a lump sum payment of three times his annual compensation or if he is terminated other than for specified reasons or if he terminates his contract within nine months of such event.

         Leon D. Silverman is employed by the Company at a current annual salary of $215,000, and is entitled to other specified benefits such as an automobile allowance, reimbursement of expenses, health, life and disability benefits. Mr. Silverman currently has no written agreement with the Company and serves at the discretion of the Board of Directors.

         Randolph D. Blim is employed by the Company pursuant to the terms of a three-year employment agreement entered into as of July 24, 1995. The agreement expires on July 23, 1998 if the executive is given written notice 120 dates prior to date of termination. If the 120 day written notice is not given by either party at the end of the current three year term, and in all subsequent years, the agreement will be renewed for one additional year. The agreement is terminable upon 30 days notice for cause as defined in the agreement. Mr. Blim is entitled to a minimum annual salary of $189,000 with required minimum yearly increases of 3% over the term of the agreement, with an annual bonus in an amount to be determined by the Board of Directors. He is also entitled to other specified benefits such as an automobile allowance, reimbursement of expenses, health, life and disability benefits.

         Robert McClain is employed by the Company at a current annual salary of $145,000 and is entitled to specified benefits such as an automobile allowance, reimbursement of expenses, health, life and disability benefits. Mr. McClain is employed under a letter of agreement with the Company and serves at the discretion of the Board of Directors

                           The SEC requires public companies to state their
compensation policies with respect to recently   enacted  federal  income  tax
laws that limit to $1,000,000 the deductibility of compensation paid to executive officers named in the proxy statement of such companies. In light of the current level of compensation of the Company's named executive officers, the Board of Directors of the Company has not adopted a policy with respect to the deductibility limit, but will adopt such a policy should it become relevant.


                                          SUBMITTED BY THE BOARD OF DIRECTORS
                                          OF LASER-PACIFIC MEDIA CORPORATION

                     James R. Parks, Chairman     Emory M. Cohen
                     Ronald Zimmerman               Cornelius P. McCarthy III

                                    SUMMARY COMPENSATION TABLE


                                             Long Term Compensation
                           ----------------------------------------
                           ----------------------------------------
     Annual Compensation                         Awards               Payouts
                                    -------------------------------------------
    (a)             (b)        (c)        (d)  (e) (f) (g)       (h)       (i)


                                  Other                                  All
Name                              Annual  Restricted Securities         Other
and                               Compen- Stock      Underlying LTIP    Compen-
Principal                         sation  Award(s)   Options    Payouts sation
Position  Year  Salary($) Bonus($)($)     ($)                   ($)     ($)

James R.Parks
CEO       1994  168,000    -0-    -0-      -0-        -0-        -0-     -0-
          1995  208,000    -0-    -0-      -0-        -0-        -0-     -0-
          1996  208,000    -0-    -0-      -0-        -0-        -0-     -0-

Emory M. Cohen
President 1994  292,100    -0-   7,338     -0-        -0-        -0-     -0-
          1995  317,577    -0-  21,965     -0-        -0-        -0-     -0-
          1996* 410,002    -0-  17,394     -0-        -0-        -0-     -0-

Gregory L. Biller
Vice Chairman of the
Board (Retired 3/31/96)
          1994  195,000    -0-   2,134     -0-        -0-        -0-     -0-
          1995  180,000    -0-  19,738     -0-        -0-        -0-     -0-
          1996   39,067    -0-*107,000     -0-        -0-        -0-     -0-

Leon D. Silverman
Vice President
          1994  175,223    -0-  11,227     -0-        -0-        -0-     -0-
          1995  215,000    -0-  72,427     -0-        -0-        -0-     -0-
          1996 *244,372    -0-   9,868     -0-        -0-        -0-     -0-

Randolph D. Blim
Vice President
          1994  157,937    -0-   6,192     -0-        -0-        -0-      -
          1995  178,519    -0-   3,562     -0-        -0-        -0-     -0-
          1996 *244,462    -0-   4,753     -0-        -0-        -0-     -0-

Robert McClain
Vice President, CFO
          1994   13,781    -0-    -0-      -0-        -0-        -0-     -0-
          1995  134,483    -0-   8,919     -0-        -0-        -0-     -0-
          1996  153,464    -0-  13,349     -0-        -0-        -0-     -0-

*Includes repayment in 1996 of voluntary payroll deferrals in 1993, 1994, and 1995

                         The  following  Performance  Graph  compares  the
Company's cumulative total shareholder return on its Common Stock for the period starting January 1, 1992 to December 31, 1996, with the cumulative return of the Standard and Poor's Stock Index and a peer group of companies, the Standard and Poor's Entertainment
Index, neither of which include the Company. The Performance Graph assumes $100 invested on January 1, 1992 in the Company's Common Stock, the S&P 500 Index and the S&P Entertainment Index.


Company/Index                   Dec92    Dec93     Dec94   Dec95    Dec96
-----------------------------  ------- ---------- -------- -------- --------
Laser-Pacific Media Corp.      -10.71    -82.02    33.45    0.00   -16.67
S&P Entertainment-500           43.00     15.58    -4.62   20.14     1.53
S&P 500 Index                    7.62     10.08     1.32   37.58    22.96



                         Base
                         Period
Company/Index            Dec91   Dec92   Dec93    Dec94    Dec95   Dec96
------------------ ------------ ------ -------- -------- -------- ----------
Laser-Pacific Media Corp.100     89.29    16.06    21.43   21.43    17.86
S&P Entertainment-500    100    143.00   165.28   157.64  189.40   196.30
S&P 500 Index            100    107.62   118.46   120.03  165.13   203.05

Stock Option Plans

         In April 1985, Spectra Image adopted a ten-year employee stock option plan which provided for the grant to executive officers and key employees of options qualified under the Internal Revenue Code of 1986, as amended ("incentive stock options") to purchase up to 300,000 shares of common stock at an exercise price not less than the fair market value of the common stock on the date of grant. In connection with the Combination, outstanding options under the plan became exercisable into shares of Common Stock of the Company. This plan terminated April, 1995, 89,531 options to purchase common stock remain outstanding as of December 31, 1996.

         In June 1987, Pacific Video adopted a nine-year stock option plan providing for the issuance of options to officers, directors and key employees to acquire up to an aggregate of 165,029 shares of Common Stock pursuant to incentive or non-qualified stock options. The exercise price of all options granted under the plan was required to be not less than the fair market value on the date of grant. In connection with the Combination, outstanding options under the plan became exercisable into shares of Common Stock of the Company. This plan terminated April, 1996, 69,206 options to purchase common stock remain outstanding as of December 31, 1996.


         In September 1990 in connection with the Combination, the Board of Directors of the Company adopted the 1990 Stock Option Plan (the "1990 Plan") which provides for the issuance of incentive or non-qualified stock options. An aggregate of 150,000 shares of Common Stock were initially reserved for grant under the 1990 Plan to officers, directors and key employees of the Company. The exercise price of a stock option granted under the plan may not be less than the fair market value of the underlying shares on the date of the grant; options may be granted for a term of up to 10 years. Under the terms of the 1990 Plan, participants may receive options to purchase Common Stock in such amounts and for such prices as may be established by the stock option plan committee; provided, however, that the exercise price of a stock option granted under the Plan may not be less than the fair market value of the underlying shares on the date of grant. The options may be granted for a term of up to 10 years.

         The 1990 Plan provides that the aggregate fair market value (determined at the time the option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. All options granted under the 1990 Plan are nontransferable during the optionee's lifetime, but are transferable at death unless otherwise determined by the plan committee. Options granted terminate within a specified period of time following termination of an optionee's employment with the Company, not to exceed 30 days. The Board of Directors may amend the 1990 Plan and, with the consent of each affected optionee, the option agreements; provided, however, that certain changes may only be made with the approval of the Company's stockholders.

                                     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                                               OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

                                  The  following  table sets  forth  information
with respect to those persons known by the Company to own beneficially more than 5% of the Company's common stock as of April 30, 1997. Except as otherwise noted, and subject to applicable community property and similar laws, each person listed has sole voting power (if applicable) and investment discretion with respect to the securities shown as beneficially owned.

Name and Address                        Amount and Nature of         Percent of
Of Beneficial Owner                    Beneficial Ownership(1)       Class(1)

John Paul De Joria    _____________                   606,000        7.6%
2745 S. Buffalo
Las Vegas, Nevada  89117

Robert E. Seidenglanz (2) (4) ________                983,563       12.3%
9831 Civic Center Drive, Suite 103
Beverly Hills, California  90210

James R. Parks (3) (4)      __________                458,403        5.7%
1990 South Bundy Drive
Los Angeles, California  90025

304 E. 45th Associates  _______________________       500,000        6.3%
C/O Williams Real Estate Company, Inc.
530 5th Avenue
New York, New York 10036

McCrae Holdings Inc.  __________________________      512,993        6.4%
C/O Chemical Bank
270 Park Avenue
New York, New York 10017

(1) For the purposes of calculating each person's percentage and that of all officers and directors as a group, shares which may be acquired within 60 days upon the exercise of warrants, stock options have been treated as outstanding.
(2) Includes 111,111 shares issuable upon the exercise of outstanding stock options and 55,000 shares beneficially held by Mrs. Seidenglanz for which Mr. Seidenglanz disclaims control.
(3) Includes 344,590 shares of Common Stock held by partnerships in which Mr. Parks is a partner and 37,500 shares issuable upon the exercise of outstanding warrants held by partnerships in which Mr. Parks is a partner.
(4) Includes 91,351 shares transferred to Mr. Parks by Mr. Seidenglanz under a letter of agreement in settlement of professional fees. The shares have been removed from Mr. Seidenglanz' total and added to Mr. Parks' total. At April 30, 1997, the shares had not been transferred.
     Mr. Seidenglanz has stated that he also transferred 100,000 shares to his attorney. The 100,000 shares have been removed from Mr. Seidenglanz's total even though the shares had not been transferred at April 30, 1997.

Security Ownership of Management

        The following table sets forth information with respect to the beneficial ownership of the Company's common stock as of April 30, 1997 by all the Company's directors and the Company's chief executive officer and the four other most highly compensated executive officers of the Company at the end of 1996. Except as otherwise noted, and subject to applicable community property and similar laws, each person listed has sole voting power (if applicable) and investment discretion with respect to the securities shown as beneficially owned. An asterisk (*) denotes beneficial ownership of less than 1%.

Name and Address            Amount and Nature of       Percent of
Of Beneficial Owner         Beneficial Ownership(1)    Class(1)

Randolph D. Blim (2)           40,387                  *

Emory M. Cohen (3)            203,900                  2.6%

James R. Parks (4) (5)        458,403                  5.7%

Leon D. Silverman (6)          59,425                  *

Cornelius McCarthy (7)         10,000                  *

Robert McClain (8)             30,000                  *

Ronald Zimmerman (9)           10,000                  *

All Directors and Officers as a Group
(7 persons) (10)              812,115                  10.18%

(1) For purposes of calculating each person's percentage, shares which may be acquired within 60 days upon exercise of warrants or stock options have been treated as outstanding.
(2) Includes 29,527 shares issuable upon exercise of stock options
(3) Includes 58,249 shares issuable upon exercise of stock options
(4) Includes 344,590 shares of Common Stock held by partnerships in which Mr. Parks is a partner and 37,500 shares issuable upon the exercise of outstanding warrants held by partnerships in which Mr. Parks is a partner.
(5) Includes 91,351 shares transferred to Mr. Parks by Mr. Seidenglanz under a letter of agreement in settlement of professional fees. The shares have been removed from Mr. Seidenglanz' total and added to Mr. Parks' total. At April 30, 1997, the shares had not been transferred.
(6) Includes  48,565 shares issuable upon exercise of stock options
(7) Includes 10,000  shares  issuable  upon exercise of stock options.
(8) Includes 30,000 shares  issuable  upon  exercise of stock options.
(9) Includes 10,000 shares issuable upon exercise of stock options.
(10)Includes 186,341 shares issuable on exercise of stock options and 37,500 shares issuable upon exercise of warrants.

                                    CERTAIN TRANSACTIONS

        James R. Parks, Chairman of the Board and Chief Executive Officer of the Company, is a member of Parks, Palmer, Turner & Yemenidjian (PPTY), an accounting firm, which provides tax accounting and management consulting services to the Company. PPTY's billings for the year ended December 31, 1996 were approximately $39,000. Mr. Parks purchased 60,000 shares of Laser-Pacific Common Stock from the company in November 1996 at $.50 per share. The shares purchased are subject to 144 Trade Restrictions. On the date of the transaction, the last trade on NASDAQ was at $.75.

        In 1993, the Company borrowed amounts ranging from $100,000 to $225,000 from Delores C. Biller, wife of Gregory R. Biller and from Partnerships in which Mr. Parks was a partner. Each of the borrowings was evidenced by a promissory note which provided that the borrowings were to be fully repaid on or before March 31, 1994, and until fully repaid, each of the borrowings would accrue interest at the rate of 14% per annum payable quarterly. During 1994, and 1995, the loans were partially repaid and to the extent not repaid were extended to August 31, 1995, and again to November 30, 1996. All notes were fully repaid in 1996. As additional consideration for making and then extending the loans, the Company granted warrants to purchase the Company's Stock at prices ranging from $.50 to $1.6888 per share. In total, the participants were issued 352,500 warrants. None of the warrants have been exercised. As of April 1, 1997, 282,500 warrants had expired only 70,000 are exersiable.

        In connection with Gregory L. Biller's retirement on March 31, 1996 the Company entered into a settlement agreement with Mr. Biller for any and all claims he may have had against the Company. Mr. Biller was paid $75,000 as of the date of the agreement and an additional $100,000 in October 1996. The Company had previously accrued $150,000 for past due wages. These amounts included any and all payments made for past due wages, reimbursement of interest charges for the delayed sale of real estate caused by his guarantee to the Bank of California and any emotional distress and suffering. Due to the nature of the payments they are not included as compensation on the summary compensation table.

        In April 1993 the Company retired debentures payable to Gregory L. Biller and PPTY in the principal amounts of $500,000 and $100,000 respectively. Bank of California, a lender to the Company, brought suit against Mr. Biller and PPTY alleging that Mr. Biller and PPTY had executed agreements subordinating their respective right to the repayment of principal amount of the debentures to repayment to the Bank of California's loan to the Company. In 1994 the Bank of California obtained a summary judgment against Mr. Biller in the amount of $500,000. PPTY believed that they were not parties to the subordination agreement and that they had a valid cause of action against Bank of California. In March 1995, after extensive negotiations the Company amended its loan agreement with Bank of California. As part of the renegotiation of the loan agreement with the Bank of California, Bank of California agreed to drop its suit against PPTY and not to enforce its judgment against Mr. Biller on the condition that PPTY waive any cause of action against the Bank of California and that the Company continue to timely perform its obligations under the renegotiated loan agreement. In the event Bank of California were ever to enforce its judgment against Mr. Biller, it is likely that Mr. Biller would have a right of subrogation against the company. The Company had outstanding borrowings aggregating $400,000 at December 31, 1995 with the Bank of California under an amended loan agreement. The loan is secured by certain real property, payable in monthly installments of up to $65,000 plus interest at prime plus 3%. The loan was paid in full as of August, 1996.

                                      RELATIONSHIP WITH INDEPENDENT AUDITORS

     KPMG Peat Marwick LLP has been the Company's independent auditors since the Company's inception. Audit services performed by KPMG Peat Marwick LLP in the fiscal year ended December 31, 1996, included the examination of, and reporting on, the annual financial statements of the Company, periodic discussions with management concerning accounting and reporting matters, and assistance and consultation in connection with filings with the Securities and Exchange Commission.

     Representatives of KPMG Peat Marwick LLP are expected to be present at the Annual Meeting, and they will have the opportunity to make a statement if they so desire. They will also be available to respond to appropriate questions.

                                               STOCKHOLDER PROPOSALS

     Stockholders are advised that any stockholder proposal intended to be presented at the annual meeting of stockholders to be held in 1998 must be received by the Company at its principal executive offices no later than January 9, 1998.

                                                PROXY SOLICITATION

     The solicitation of proxies will be by mail. Certain officers, executives and regular employees of the Company (without additional compensation) may solicit proxies by telephone, telegraph, mail or personal interviews, and arrangements will be made with banks, brokerage firms and others to forward proxy materials to all holders of shares of Common Stock. The total cost of such solicitation will be borne by the Company and will include reimbursement to banks, brokerage firms and others for their reasonable expenses in forwarding this Proxy Statement and the accompanying materials regarding the Annual Meeting to stockholders.

                                                   OTHER MATTERS

     The only business that the Board of Directors intends to act upon at the Annual Meeting consists of the matters set forth in this Proxy Statement, and the Board of Directors knows of no other matters that will be acted on by any person or group. However, if any other matter properly comes before the Annual Meeting, the Proxy holders will vote the proxies thereon in accordance with their best judgment.

                                           ANNUAL REPORT TO STOCKHOLDERS

     The Company's 1996 10-K Report, which includes the Annual Report, is being mailed to the stockholders along with this Proxy Statement. The Annual Report is not to be considered part of the soliciting material.


                                          By Order of the Board of Directors
                                          LASER-PACIFIC MEDIA CORPORATION


Hollywood, California                               Robert McClain
May 8, 1996                                         Secretary

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                                                      EXHIBIT A

                                           LASER-PACIFIC MEDIA CORPORATION

                                             INCENTIVE AND NON-QUALIFIED

                                              STOCK OPTION PLAN (1997)




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                           1.       PURPOSES OF THE PLAN.

                                    (a)     In General.       The purpose of
this Laser-Pacific Media Corporation Incentive and Non-Qualified Stock Option Plan (1997) (the "Plan") is to benefit the business of Laser-Pacific Media Corporation, a Delaware corporation (the "Company"), and its Subsidiaries (as hereinafter defined), by providing to participating employees, directors, consultants and officers added incentives for high levels of performance and to encourage stock ownership in the Company by such persons. The Plan seeks to accomplish these goals by providing a means whereby
directors,   officers  and  key  employees  of  the  Company  and  its
Subsidiaries may be given an opportunity to purchase by way of option shares of voting common stock of the Company ("Company Shares").

                                    (b)     Retention of Key Employees,
Directors, Officers and Consultants. The Company, by means of this Plan, seeks to secure and retain the services of persons now employed by, or serving as a director or an officer of the Company or any of its Subsidiaries, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Subsidiaries, and to reward other persons, including directors and consultants who provide valuable services to the Company or its Subsidiaries.

                                    (c)     Nature of Options. The Company
intends   that  the  options issued under the Plan shall,  in the discretion
of the Board of Directors of the Company  (the   "Board"),   or  any  committee
to  which   responsibility   for administration  of the Plan has been
delegated pursuant to Section 2(d), be either incentive stock options ("ISO"), as that term is used in Section 422 of the Internal Revenue Code of 1986, as amended, or any successor thereto (the "Code"), or options which do not qualify as ISOs ("Non-qualified Options").

                           2.       ADMINISTRATION.

                                    (a)     Administration  by Board or
Committee. The Plan shall be administered by the Board unless and until the Board delegates administration; to a committee ("Committee"), as provided in
Section 2(d).

                                    (b)     Powers.  The Board  shall  have the
power, subject to, and within the limitations of, the express provisions of the Plan:

                  (i) To determine, from time to time, which of the persons eligible under the Plan shall be granted an option; when and how the option shall be granted; whether the option will be an ISO or Non-qualified Option; the provisions of each option granted (which need not be identical), including, without limitation, the purposes of leaves of absence which may be granted to participants without constituting a termination of their employment for purposes of the Plan; and the number of shares for which an option shall be granted to each such person;

                  (ii) To determine any conditions or restrictions imposed on stock acquired pursuant to the exercise of an option (including, but not limited to, repurchase rights, forfeiture restrictions and restrictions on transferability);

                  (iii) To  construe  and  interpret  the  Plan and the  options granted under it, to construe and interpret any conditions or restrictions imposed on stock acquired pursuant to the exercise of an option, to define the terms used herein, and to establish, amend and revoke rules and regulations for its administration; and, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any option agreement in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective;

                  (iv) To cancel, at any time and from time to time, with the consent of the affected Optionee, any or all outstanding options granted under the Plan and the grant and substitution therefor of new options under the Plan (subject to the limitations contained herein) covering the same or different number of shares of stock and, with respect to ISOs, at an option price per share in all events not less than the fair market value on the new grant date; and

                  (v) Generally, to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Company.

                                    (c)     Compliance  With  Securities  Laws.
With respect to persons subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), transactions under this Plan are intended to comply with all applicable conditions of the 1934 Act. To the extent any provision of the Plan or action by the Committee (as defined below) fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board or the Committee, as applicable.

                                    (d)     Delegation  to  Committee.  The
Board may delegate administration of the Plan to a committee (the "Committee") of individuals appointed by the Board and composed solely of no fewer than two (2) "non-employee directors," as defined in Rule 16b-3 under the 1934 Act. Members of the Committee shall serve for such terms as the Board may determine and shall be subject to removal by the Board at any time. If any member of the Committee is removed for any reason, the Board shall have the sole right to appoint a replacement member. The Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board as set forth in Section 2(b), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Any action of the Committee with respect to administration of the Plan shall be taken pursuant to a majority vote of its members. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

                                    (e)     Final  Determination.  The
determination of the Board or the Committee on matters referred to in this
Section 2 shall be final and conclusive.

                           3.       SHARES SUBJECT TO THE PLAN.

         Subject to the provisions of Section 6 relating to adjustments upon changes in stock, the aggregate number of shares that may be sold pursuant to options granted under the Plan shall not exceed, in the aggregate, Five Hundred Thousand (500,000) Company Shares. If any option granted under the Plan shall for any reason expire, be canceled, or otherwise terminate without having been exercised in full, the stock not purchased under such option shall again become available for issuance pursuant to the Plan.

                           4.       ELIGIBILITY.

                                    (a)     ISOs.  The persons who shall be
eligible to receive ISOs pursuant to the Plan shall be such employees of the Company or its Subsidiaries (whether or not they are directors) as the Board shall select from time to time. The individuals who from time to time hold such options are referred to herein as the "ISO Optionees." Directors who are not employees or officers of the Company or any Subsidiary shall not be eligible to receive ISOs under the Plan.

                                    (b)     Non-qualified  Options.  The
persons who shall be eligible to receive Non-qualified Options pursuant to the Plan shall be such employees, officers, directors and other persons who provide valuable services to the Company or its Subsidiaries as the Board shall select from time to time. The individuals who from time to time hold such options are referred to herein as the "Non-qualified Optionees.
" Non-qualified Optionees and ISO Optionees are sometimes collectively referred to as "Optionees."

                                    (c)     Limitation.   Notwithstanding   any
contrary   provision  hereof,  the aggregate  fair market value  (determined at the time the ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Optionee during any calendar year (under all ISO plans of the Company, whether in effect or terminated, whether such ISOs have expired or terminated, or whether such ISOs were issued in exchange for or upon cancellation of other ISOs pursuant to Section
15)  shall  not  exceed  One  Hundred   Thousand  Dollars ($100,000).  Should
it be determined that any ISO granted pursuant to the Plan exceeds such maximum, such ISO shall be considered to be a Non-qualified Option and shall not qualify for treatment as an ISO under Section 422 of the Code to the extent, but only to the extent, of such excess.

                                    (d)     Subsidiary.  For  purposes of this
Plan, the term "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the subject option, each of such corporations other than the last entity in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. This Section 4(d) shall be interpreted in a manner consistent with Code Section 424(e) in the case of the grant of an ISO.

                           5.       OPTION PROVISIONS.

                                    (a)     In General.       Each ISO and
Non-qualified Option granted pursuant to this Plan shall be authorized by action of the Board or the Committee and shall be evidenced by a separate agreement (the "Agreement") in such form and containing such terms, conditions and restrictions as the Board or the Committee shall from time to time approve and, with respect to ISOs, such terms as are required by
Section 422 of the Code or any regulation thereunder. Each grant to an Optionee shall be subject to and conditioned upon the execution by the Company and such Optionee of an Agreement reflecting the terms and conditions of such grant, and such Optionee shall have no rights under such grant unless such Agreement is so executed (i) in the case of an Optionee who is a director or an officer but is not an employee, prior to his resignation or removal or the expiration of his term of office of all such positions; and (ii) in the case of an Optionee who is an employee, prior to the termination of his employment.

                                    (b)     Specific Provisions. Notwithstanding
the   generality   of  the foregoing,  unless stated  otherwise,  each ISO and
Non-qualified Option shall comply with and incorporate the following terms, conditions and restrictions:

                  (i) Term. Each option granted and all rights or obligations thereunder by its terms shall expire on such date as the Board or the Committee may determine as set forth in such Agreement, but not later than ten (10) years from the date the option was granted and shall be subject to earlier termination as provided elsewhere in this Plan. For purposes of this Plan, the date of grant of an option shall be the date on which the Board or the Committee (as the case may be) takes final action approving the award of the option, notwithstanding the date the Optionee accepts the option, the date of execution of the Agreement, or any other date with respect to such option.

                  (ii) Exercise Price. The exercise price for each option shall be determined by the Board or the Committee and, if such option is an ISO, shall be not less than one hundred percent (100%) of the fair market value of the stock subject to the option on the date the option is granted. The fair market value of such stock shall be determined by the Board or the Committee in accordance with any reasonable valuation method, including the valuation method described in Treasury Regulation
         Section 20.2031-2.

                  (iii) Grants to Substantial Owners. Notwithstanding the foregoing, in the case of a grant of an ISO hereunder to any employee who directly or indirectly owns or is deemed to own (within the meaning of Code Section 422(b)(6)) more than 10% of the total combined voting power or value of all classes of stock of the Corporation (or any parent or Subsidiary thereof) at the time of the grant, the option price per share shall be at least 110% of the fair market value of a share of common stock of the Company on the date of the option grant, and the option shall not be exercisable after the expiration of five years from the date of the option grant.

                  (iv) Notice Of Exercise. Options may be exercised by ten (10) days written notice delivered to the Company stating the number of shares with respect to which the option is being exercised together with payment for such shares. Not less than one hundred (100) shares may be purchased at one time unless the number purchased is the total number of shares remaining which may be purchased under the option.

                  (v) Payment. The purchase price of stock acquired pursuant to an option shall become immediately due upon exercise of the option and shall be payable in cash or check payable to the order of the Company in an amount equal to the option price for the Company Shares being purchased, unless the Board or the Committee, in its sole discretion, in the Agreement authorizes payment in any of the following alternate forms:

                                    (A)     in whole shares of Company  Shares
         owned by the Optionee having a fair market value on the exercise date (determined by the Board or the Committee in accordance with
         any reasonable  valuation method including the  valuation   method
         described  in  Treasury   Regulation   Section 20.2031-2) equal to the
         option price for the shares being purchased;

                                    (B)     by  surrender  of  options  for  a
         number  of  Company   Shares,   the difference  between the exercise
         price and the fair market value on the exercise date (determined by the Board or the Committee in accordance with any reasonable valuation method including the valuation method described in Treasury Regulation Section 20.2031-2) of which is equal to the option price for the shares being purchased; or

                                    (C)     a  combination  of cash,  stock,
         and options equal in the aggregate to the option price for the shares being purchased.

                  Payments of Company Shares shall be made by delivery of stock certificates properly endorsed for transfer in negotiable form. If the person or persons exercising the option is a person other than the Optionee, such persons shall be required to furnish the Company appropriate documentation that such person or persons have the full legal right and power to exercise the option on behalf of and for the Optionee. No Company Shares shall be delivered upon the exercise of an option granted hereunder unless and until the exercise price for such Company shares are paid for in full.

                  Payments of options shall be made by delivery of the option agreement covering the options to be surrendered for cancellation, and, if applicable, reissuance of a new option agreement covering any balance of options not surrendered.

                  (vi) Options Nontransferable. No Option granted hereunder shall be transferable by the Optionee to whom granted otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order. An ISO may be exercised during the lifetime of the person to whom the option is granted only by such person.

                  (vii) Exercise. Except as otherwise provided in Section 4(c), the total number of Company Shares subject to an ISO or a Non-qualified Option granted to an Optionee shall become exercisable as determined by the Board at the time of the grant of the applicable Option. Exercisable installments may be exercised in whole or in part and, to the extent not exercised, shall be exercisable at any time on or prior to the expiration of the term of the option. The provisions of this
         Section 5(b) are subject to any option provisions contained elsewhere in this Plan or in the Agreement governing the minimum number of shares as to which an option may be exercised, including, without limitation,
         Section 5(b)(iv).

                  (viii) Reload Options. In the sole discretion of the Board or Committee, as applicable, an Agreement may provide for "reload options" pursuant to which an Optionee who surrenders stock or options in payment for Company Stock pursuant to Section 5(b)(v) will acquire new options for the number of shares of Company Stock and options so surrendered. Subject to the other terms and limitations of this Plan, reload options may be ISOs or Non-qualified Options.

                           6.       INVESTMENT REPRESENTATIONS.

                  The Company may require any Optionee, or any person to whom an option is transferred under Section 5(b)(vi), as a condition of exercising any such option, to give written assurances satisfactory to the Company stating, among other things, that such person is acquiring the stock subject to the option for such person's own account and not with any present intention of selling or otherwise distributing the stock. The requirement of providing written assurances, and any assurances given pursuant to the requirement, shall be inoperative if (i) the shares to be delivered upon the exercise of the option have been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) a determination is made by counsel for the Company that, under the circumstances, such written assurances are not required pursuant to all then applicable federal or state securities laws.

                           7.       EFFECT OF TERMINATION OF EMPLOYMENT.

                                    (a)     Death.   Should  an  Optionee  die
at any time during the term of his option, then the executors or administrators of such Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or by the laws of descent and distribution (as the case may be) shall have the right to exercise any and all outstanding options granted to such Optionee which are exercisable on the date of death pursuant to the Agreement evidencing such options, subject to any restrictions on such exercise provided in such Agreement.
Any such option shall terminate and cease to be exercisable upon the earlier of
(i) the expiration of one (1) year from the date of death, or (ii) the expiration of the specified option term.

                                    (b)     Disability.       Should an ISO
Optionee cease to be an employee of the Company or its Subsidiaries by reason of disability at any time during the term of his ISO, or should a Non-qualified Optionee (other than a Non-qualified Optionee who received
Non-qualified Options in a capacity other than as an employee, director or officer) cease to be a director, officer or employee (and not otherwise become or remain as a director, officer or employee) of the Company or its Subsidiaries by reason of disability, at any time during the term of his Non-qualified Option, then such Optionee (or his legal guardian, unless the exercise by such guardian would disqualify such ISO as an ISO) shall have the right to exercise any and all outstanding options granted to such Optionee which are exercisable on the date of such cessation of employment pursuant to the Agreement evidencing such options, subject to any restrictions on such exercise provided in such Agreement. Any such option shall terminate and cease to be exercisable upon the earlier of (i) the expiration of one (1) year from the date of such cessation of employment, or (ii) the expiration of the specified option term. For these purposes, the "disability" of an Optionee shall be determined as defined by Section 22(e)(3) of the Code.

                                    (c)     Other. Should an ISO Optionee  cease
to be an employee of the Company or its Subsidiaries for any reason other than disability or death at any time during the term of his ISO, or should a Non-qualified Optionee (other than a Non-qualified Optionee who received Non-qualified Option in a capacity other than as an employee, director or officer) cease to be a director, officer or employee (and not otherwise become or remain as a director, officer or employee)of the Company or its Subsidiaries for any reason other than disability or death at any time during the term of his Non-qualified Option, then such Optionee shall have the right to exercise any and all outstanding options granted to such Optionee which are exercisable on the date of such cessation of employment pursuant to the Agreement evidencing such options, subject to any restrictions on such exercise provided in such Agreement. Any such option shall terminate and cease to be exercisable upon the earlier of (i) the expiration of thirty (30) days from the date of such cessation of employment, or (ii) the expiration of the specified option term.

                                    (d)     No Extension.     Sections  7(a)(b)
and (c) shall not be construed to extend the term of any option or to permit anyone to exercise the option after expiration of its term, nor shall it be construed to increase the number of shares as to which any option is exercisable from the amount exercisable on the date of termination of the Optionee's employment.

                           8.       TAXES AND WITHHOLDING.

                  Any option granted hereunder shall provide for appropriate arrangements (as determined by the Board or Committee in their respective sole discretion) for the satisfaction by the Company and the optionee of all federal, state, local and other income, excise or employment taxes or tax withholding requirements applicable to the exercise of the option or the later disposition of Company Shares thereby acquired, and all such additional taxes or amounts as determined by the Board or Committee in its discretion, including without limitation, the right of the Company or any Subsidiary thereof to deduct or withhold in the form of cash or, if permitted by law, shares of stock from any transfer or payment to an Optionee or, if permitted by law, to receive transfers of Company Shares or other property from the Optionee, in such amount or amounts deemed required or appropriate by the Board of the Committee in its discretion. Any Company Shares transferred pursuant to the exercise of an option and transferred by the Optionee to the Company for purposes of satisfying any withholding obligation shall not again be available for purposes of this Plan.

                           9.       ADJUSTMENT OF SHARES.

                                    (a)     Adjustment  in Case of  Corporate
Reorganization. In the event of any change in the number of outstanding Company Shares by reason of merger, consolidation, reorganization, recapitalization, stock split, reverse stock split, stock dividend, combination of shares, exchange of shares, or any other change in corporate structure effected without receipt of consideration (other than changes occurring on account of a stock issuance upon exercise of options, rights or warrants, or the conversion of convertible securities), then the Board or Committee (either before or after such event) shall make appropriate adjustments to the number or class of shares and the option price per share of Company Shares subject to each outstanding option and to the maximum number or class of shares to be issued under this Plan, all in order to prevent the dilution of benefits under such options and this Plan, and to provide to the extent practicable after such event benefits identical to those provided under such options and this Plan prior to such event; provided that, notwithstanding the foregoing, in the case of ISOs only, any and all such adjustments shall in each case comply with Code Sections 422 and 424 and the regulations thereunder. The adjustments determined by the Board or Committee shall be final, binding and conclusive; provided, however, that if the Board and Committee fail to consider whether an adjustment is appropriate, then until such time, if any, as the Board or Committee may undertake such consideration, the number and/or class of shares and the option price per share of the Company Shares subject to each outstanding option and to the maximum number and/or class of shares issuable under this Plan shall be deemed adjusted in the most reasonable manner so as to prevent dilution of benefits under such options and this Plan, and to provide to the extent practicable benefits after such event identical to those provided under such options and this Plan prior to such event.

                                    (b)     Preservation  Of Rights  In
Consolidation, Merger Or Sale Of Assets. In the event the Company enters into any agreement to dispose of all or substantially all of its assets by sale, exchange, dissolution or liquidation, or to merge or consolidate with and into one or more other corporations pursuant to a statutory merger in which the Company is not the surviving entity, and the outstanding options are not assumed or equivalent options substituted for the outstanding options of the surviving or successor corporation, or a Parent or Subsidiary thereof, then an option outstanding at the time of the occurrence of such event 1shall become exercisable, without otherwise being accelerated (unless the Board or Committee has previously determined to accelerate the exercise of such options), for the same consideration that any owner of a share of the Company becomes entitled to receive (less the per share exercise price of such option) pursuant to such merger, consolidation, sale of assets or liquidation.

                                    (c)     Rights Of Company  And Subsidiaries.
The grant of options under this Plan shall in no way affect or limit the right of the Company or any of its Subsidiaries to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

                           10.      REPURCHASE RIGHT.

         Unless agreed to the contrary by the Board or the Committee, each Agreement shall provide for the Company's right to purchase any Company Shares received upon the exercise of an option following an Optionee's termination of employment with Company or its Subsidiaries for any reason by notifying the Optionee of its decision to so purchase the Company Shares within ninety (90) days of such termination of employment. The purchase price for such Company Shares shall be their fair market value, as determined in the good faith judgment of the Board or the Committee, at the date of notification. In the event that the Company exercises its purchase option under this Section 10, the Optionee shall deliver the Company Shares so purchased to the Company within five (5) business days of the Company's notification, and upon receipt of the Company Shares, the Company shall pay the purchase price, in cash or by check, in equal quarterly installments over the three year period following such purchase, together with interest at a rate equal to the "prime" or "reference" rate as set by Bank of America NT & SA or Citibank, N.A., as the Board or the Committee selects. The provisions of this Section 10 shall expire without any further action by the parties if the Company Shares (or the equity securities of a successor) issued upon the exercise of options hereunder are or become publicly tradeable.

                           11. COVENANTS OF THE COMPANY.

                                    (a)     Authorized Shares. During  the
terms of the options granted under this Plan, the Company shall authorize and reserve for issuance at all times the number of Company Shares required to satisfy such options in full.

                                    (b)     Applicable Regulatory Approval.
The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over this Plan or the Company such authority as may be required to sell Company Shares upon exercise of the options granted under this Plan; provided, however, that this undertaking shall not require the Company to register under the Securities Act or any state securities laws either this Plan, any option granted under this Plan or any stock delivered or to be delivered pursuant to any such option or grant. If the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful delivery and sale of stock under this Plan, the Company shall be relieved from any liability for failure to sell stock upon grant or upon exercise of such options unless and until such authority is obtained.

                                    (c)     Indemnification.  The Company  shall
indemnify and hold harmless the members of the Board and the Committee in any action brought against any member in connection with the administration of this Plan to the maximum extent permitted by then applicable law, except in the case of willful misconduct or gross misfeasance by such member in connection with this Plan and its administration.

                                    (d)     Annual Report.    Upon  request  of
an Optionee, the Company shall provide annually to each Optionee a copy of the annual report of the Company that is provided to its shareholders during the period such Optionee's options are outstanding.

                           12.      USE OF PROCEEDS FROM STOCK.

         Proceeds from the sale of stock pursuant to options granted under this Plan shall be used for general corporate purposes of the Company.

                           13.      SHAREHOLDER RIGHTS.

         Neither an Optionee nor any person to whom an option is transferred pursuant to this Plan shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until such person has satisfied all requirements for exercise of the option pursuant to its terms and has, in fact, exercised such option in accordance with the terms of this Plan and the Agreement.

                           14.      CONTINUATION OF EMPLOYMENT.

         Nothing contained in this Plan, or in any option granted pursuant to this Plan, shall obligate the Company to employ or continue to employ any employee for any period or interfere in any way with the right of the Company to reduce the compensation of any employee.

                           15.      CANCELLATION, EXCHANGE AND NEW GRANT OF
                                    OPTIONS.

         The Board, or the Committee, if applicable, shall have the authority to effect, at any time and from time to time, with the consent of the affected Optionees, the cancellation of any or all outstanding ISOs or Non-qualified Options under this Plan and to grant in substitution therefor new options under this Plan covering the same or different numbers of Company Shares, provided that any substitute ISO granted hereunder shall have an option price per share not less than 100% of the fair market value of such shares on the date such substitute option is granted, as determined under and subject to Sections 4(c) and 5(b)(ii). The exercise of any substitute ISO or Non-qualified Option granted under this Section 15 shall at all times be subject to and comply with the terms, conditions and restrictions of this Plan and the applicable Agreement.

                           16.  AMENDMENT OF THE PLAN.

                                    (a)     Board Authority.  Except as set
forth herein, the Board shall have complete and exclusive power and authority to amend, suspend or modify this Plan in any or all respects and at any time; provided, however, that no such amendment or modification shall adversely affect rights and obligations with respect to outstanding options without the consent of the affected Optionees. No option may be granted hereunder during any suspension of the Plan or after the termination of this Plan.

                                    (b)     Compliance.       Subject   to
Section   20(a),   the  Board   hereby expressly reserves the right, in its
sole determination, to amend or modify the terms and provisions of this Plan and of any outstanding options under this Plan to the extent necessary to qualify any or all options under this Plan for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded employee stock options under amendments to the Code or other statutes or regulations which become effective after the effective date of this Plan.

                                    (c)     Limitations.      Notwithstanding
the  provisions of Section 20(a) and (b),  the  Board  shall  not,   without
having first obtained all necessary regulatory, governmental and shareholder approvals required by law or by the Code to maintain the status of ISOs as "incentive stock options" within the meaning of Code Section
422 (if any), (i) increase the maximum number of shares to be delivered under this Plan, except for permissible adjustments under Section 9, (ii) increase the maximum term of options provided hereunder, (iii)change any provision of this Plan which would affect the qualification of ISOs granted hereunder as "incentive stock options" within the meaning of Code Section 422, or (iv) modify the eligibility requirements for the grant of options under this Plan.

                           17.      EFFECTIVE DATE AND TERM OF THE PLAN.

                                    (a)     Effective Date.   This  Plan  shall
be effective as of the date it is approved by the Board, provided, however, that the Plan is approved by the shareholders of the Company within a 12 month period before or after this Plan's approval by the Board. No option granted under this Plan shall become exercisable until this Plan has been approved by the shareholders of the Company and, if required, an appropriate permit has been issued by the appropriate state securities authorities. Any options granted following approval of this Plan by the Board shall expire and be of no force or effect upon the first anniversary of the approval of this Plan by the Board unless shareholders' approval of this Plan is obtained by such date.

                                    (b)     Termination.      This Plan  shall
terminate upon the earlier of (i) the date on which all shares available for delivery under this Plan have been delivered pursuant to the valid exercise of options granted hereunder, or (ii) 10 years from the adoption of this Plan by the Board. Options outstanding on the date of the termination of this Plan may be exercised after the termination of this Plan, unless otherwise provided in the Agreement evidencing such stock options.

         IN WITNESS WHEREOF, the Company has executed this Plan on this 2nd day of April, 1997.


LASER-PACIFIC MEDIA CORPORATION
a Delaware corporation


By: /s/James R. Parks
                  James R. Parks
         Chairman of the Board and
          Chief Executive Officer

                           LASER-PACIFIC MEDIA CORPORATION
                                809 N. Cahuenga Blvd.
                            Hollywood, California 90038
                       ------------------------------------
                     NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                   JUNE 11, 1997
                         ---------------------------------

         NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the "Annual Meeting") of Laser-Pacific Media Corporation("the Company") will be held at the Hollywood Roosevelt Hotel, 7000 Hollywood Blvd., Los Angeles CA 90038, at 3:00 PM, on June 11, 1997, to consider and vote on the following matters, as more fully described in the attached Proxy Statement:

         1.  To elect the directors of the company; and

         2. To approve the Company's Incentive and Non-Qualified Stock option Plan (1997).

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The names of nominees to the Board of Directors, detail information on the Stock Option Plan, and other information concerning these matters is set forth in the attached Proxy Statement, and Exhibit A which are part of this Notice of Annual Meeting of Stockholders.

         The Board of Directors have fixed the close of business on May 6, 1997 as the record date for determining the stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof.

         Management sincerely hopes that you will attend the Annual Meeting. However, in order to ensure your representation at the Annual Meeting, you are requested to promptly complete, sign and date the enclosed proxy and return it in the postage-prepaid envelope provided whether or not you expect to attend the Annual Meeting in person. The prompt return of your proxy will save expenses involved in further communication. Your proxy is revocable and will not affect your right to vote in person in the event you attend the Annual Meeting.

         The 10K of the Company for the fiscal year ended December 31, 1996, accompanies this Notice of Annual Meeting of Stockholders.

                                            By order of the Board of Directors
                                            LASER-PACIFIC MEDIA CORPORATION


Hollywood, California                       Robert McClain
May 6, 1997                                 Secretary

                               IMPORTANT
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON. THANK YOU FOR ACTING PROMPTLY.

                                                                     Proxy
Laser Pacific Media Corporation
809 Cahuenga Blvd.
Hollywood, CA  90038
Telephone 213.462.6266

            This Proxy is Solicited on Behalf of the Board of Directors

THE UNDERSIGNED hereby appoints James R. Parks as proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated below, all the shares of Common Stock of Laser-Pacific Media Corporation held on record by the undersigned on May 6, 1997, at the Annual Meeting of Stockholders to be held on June 11, 1997 or any adjournment thereof.

         1. ELECTION OF DIRECTORS

 FOR all nominees listed below            WITHHOLD AUTHORITY
 (except as marked to the contrary below) to vote for all nominees listed below

(INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominees name in the list below)
        Emory M. Cohen; Cornelius P. McCarthy; James R. Parks; Ronald Zimmerman

         2. APPROVAL OF 1997 STOCK OPTION PLAN

 FOR approval of 1997 Stock Option Plan   AGAINST approval of 1997 Stock Option
                                            Plan
                                  ABSTAIN

         3. In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.

         This proxy when executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposal 1 and Proposal 2.


         Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such.
         If corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.[GRAPHIC OMITTED]









         Dated:____________________, 1997           _________________________
                                                    Signature

      PLEASE MARK, SIGN, DATE AND RETURN THE PROXY  __________________________
      CARD PROMPTLY USING THE ENCLOSED ENVELOPE     Signature, if held jointly